Exhibit 99.1

BriaCell Announces Rescheduling of its Annual General Meeting of Shareholders to February 5, 2025

PHILADELPHIA and VANCOUVER, British Columbia, January 3, 2025 (GLOBE NEWSWIRE) — BriaCell Therapeutics Corp. (Nasdaq: BCTX, BCTXW) (TSX: BCT) (“BriaCell” or the “Company”), a clinical-stage biotechnology company that develops novel immunotherapies to transform cancer care, announces that the Company’s Annual General Meeting of Shareholders (the “Meeting”), which was originally scheduled to be held on Thursday, January 23, 2025, has been rescheduled. The Meeting is now scheduled to be held on Wednesday, February 5, 2025, at 9:00 a.m. (ET) at Suite 3400, One First Canadian Place, Toronto, ON, M5X 1A4. The record date for the Meeting, December 9, 2024, is unchanged and applies to the postponed Meeting. The Meeting has been postponed due to delays stemming from the disruption in postal service in Canada, and to provide further time to solicit proxies from the Company’s shareholders.

Shareholders who have already cast their votes do not need to take any action, unless they wish to change or revoke their prior proxy or voting instructions, and their votes will be counted at the postponed Meeting. For shareholders who have not yet cast their votes, we urge them to vote their shares now, so they can be tabulated prior to the postponed Meeting. Completed and signed proxies and NOBO VIFs must be received by Computershare by 9:00 a.m. (EST) on February 3, 2025.

The Company filed its Proxy Statement for the Meeting (the “Proxy Statement”) on December 17, 2024: (i) under the company’s profile on EDGAR with the Securities and Exchange Commission at https://www.sec.gov, (ii) under the Company’s profile on SEDAR+ at https://www.sedarplus.ca/ (“SEDAR+”) and (iii) on the Company’s website at https://investors.briacell.com/filings-shareholder-information. The Proxy Statement should be read in conjunction with this notice. To the extent information in this notice updates or conflicts with information contained in the Proxy Statement, the information in this notice is the more current information. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY BRIACELL AND ANY OTHER RELEVANT MEETING DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR MAY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

The Meeting will address the following: receipt of audited financial statements and auditor’s report, election of directors for the coming year, and appointment of the auditor and setting their remuneration. BriaCell’s Board of Directors unanimously recommends that you vote FOR the proposals identified in the Company’s proxy statement for the Meeting. Institutional Shareholder Services Inc. (ISS) has released its recommendation that shareholders vote FOR the proposals, as well.

How Shareholders Can Vote

Registered shareholders are shareholders who hold their shares directly in the Company, and not through a brokerage account or depository company. Registered shareholders can call Computershare Shareholder Services at 1-800-564-6253 (Canada/US) or for overseas holders, call direct dial number 1-514-982-7555 (Monday to Friday, 8:30am to 8:00pm EST) to request their voting control numbers.

Beneficial shareholders are shareholders who hold their investment through a brokerage house, depository company or other intermediary. There are two types of beneficial owners: (i) those who object to their identity being made known to the issuers of securities which they own (“Objecting Beneficial Owners” or “OBOs”), and (ii) those who do not object to their identity being made known to the issuers of securities which they own (“Non-Objecting Beneficial Owners” or “NOBOs”). The Company has arranged to send Meeting Materials directly to NOBOs. NOBOs may submit their votes by completing the Voting Instruction Form (“VIF”) available on the Company’s website and sending the completed VIF to Computershare by email at service@computershare.com. NOBOs can also contact Computershare at 1-800-564-6253 to request their voting control numbers and instructions. OBOs should contact their brokerage house or depository company or other intermediary and ask to obtain their voting control number and instructions.

Shareholders are strongly encouraged to vote via telephone or internet at:

●	Online: www.investorvote.com
●	Toll-Free Telephone: 1-866-732-VOTE (8683)

Investor Questions and Assistance

Shareholders who have questions or require assistance with voting their proxy may contact BriaCell’s proxy solicitation agent, Sodali, at:

●	North American Toll-Free Number: 1-888-444-0591
●	Outside North America (collect calls accepted): 1-289-695-3075
●	Email: assistance@investor.sodali.com

About BriaCell Therapeutics Corp.

BriaCell is a clinical-stage biotechnology company that develops novel immunotherapies to transform cancer care. More information is available at https://briacell.com/.

Safe Harbor

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on BriaCell’s current expectations and are subject to inherent uncertainties, risks, and assumptions that are difficult to predict. Further, certain forward-looking statements, such as those are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully under the heading “Risks and Uncertainties” in the Company’s most recent Management’s Discussion and Analysis, under the heading “Risk Factors” in the Company’s most recent Annual Information Form, and under “Risks and Uncertainties” in the Company’s other filings with the Canadian securities regulatory authorities and the U.S. Securities and Exchange Commission, all of which are available under the Company’s profiles on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. Forward-looking statements contained in this announcement are made as of this date, and BriaCell Therapeutics Corp. undertakes no duty to update such information except as required under applicable law.

Neither the Toronto Stock Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Toronto Stock Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact Information

Company Contact:

William V. Williams, MD

President & CEO

1-888-485-6340

info@briacell.com

Media Relations:

Jules Abraham

CORE IR

julesa@coreir.com

Investor Relations Contact:

CORE IR

investors@briacell.com